EXHIBIT 4.2

CS - #	Common Stock Shares
No. of shares

[STATE BANK FINANCIAL CORPORATION LOGO]

STATE BANK FINANCIAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA

This certifies that                                                               is the owner of                                                                              fully paid and non-assessable Shares of $.01 par value Common Stock of

STATE BANK FINANCIAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by a  duly authorized attorney upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ J. Daniel Speight	[Corporate Seal]	/s/ Joseph W. Evans
J. Daniel Speight		Joseph W. Evans
Vice Chairman and Secretary		Chairman and Chief Executive Officer

[Countersigned and Registered]
American Stock Transfer & Trust
Company, LLC (New York, NY) /
Transfer Agent and Registrar /
Authorized Signature

STATE BANK FINANCIAL CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —	Custodian	(Minor)
TEN ENT	—	as tenants by the entireties	under Uniform Gifts to Minors Act		(State)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

Additional abbreviations may also be used though not in the list.

For value received,                                                                the undersigned hereby sells, assigns and transfers unto

Please insert Social Security or Other Identifying Number of Assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.